Exhibit 10.1

First Amendment to
Sixth Amended and Restated Credit and Security Agreement
This FIRST AMENDMENT dated as of March 27, 2015 (this “Amendment”) to the Sixth Amended and Restated Credit and Security Agreement, dated as of September 15, 2014, by and among Rock-Tenn Financial, Inc., as borrower, Rock-Tenn Converting Company, as initial servicer, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch (“Rabobank”), in its capacity as administrative agent for the Lenders thereunder (together with its successors and assigns thereunder, the “Administrative Agent”) and in its capacity as funding agent for the Co-Agents and the Lenders or any successor funding agent thereunder (together with its successors and assigns thereunder, the “Funding Agent” collectively with the Administrative Agent and the Co-Agents, the “Agents”), and the Lenders and the Co-Agents from time to time party thereto, is entered into by the parties to the Existing Credit Agreement.
Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing CSA.
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend certain provisions of the Existing CSA.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.    Amendments.

(a)	Section 9.1 of the Original Agreement shall be hereby amended by inserting the following clause (s) at the end thereof:

“(s) On or after the Legal Final Maturity Date, the Aggregate Principal is greater than zero.”

(b)	Exhibit I to the Original Agreement shall be hereby amended by inserting a new definition of “Legal Final Maturity Date” in its proper alphabetical location, as follows:

“Legal Final Maturity Date” means the date occurring one-hundred and fifty (150) calendar days after the Scheduled Termination Date.”

2.    Representations.
2.1.    Each of the Loan Parties represents and warrants to the Agents and Lenders that it has duly authorized, executed and delivered this Amendment and that this Amendment constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.2.    Each of the Loan Parties further represents and warrants to the Agents and the Lenders that, as of the date hereof and as of the Effective Date (as defined below), each of its representations and warranties set forth in Section 5.1 of the Existing CSA is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute an Amortization Event or Unmatured Amortization Event.
3.    Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon satisfaction of the following conditions precedent:
3.1    the Administrative Agent shall have received a counterpart hereof duly executed by the Borrower, the Servicer and each of the Committed Lenders that together constitute the Required Committed Lenders, and acknowledged by the Performance Guarantor in the space provided; and
4.    Miscellaneous.
4.1.    Except as expressly amended hereby, the Existing CSA shall remain unaltered and in full force and effect, and each of the parties hereto hereby ratifies and confirms the CSA and each of the other Transaction Documents (as defined in the CSA) to which it is a party.
4.2.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.
4.3.    EACH OF THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGES AND AGREES THAT IT IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT AND IT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY OF PARENT, THE ORIGINATORS AND THE LOAN PARTIES IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY OF PARENT, THE ORIGINATORS AND THE LOAN PARTIES AGAINST ANY AGENT OR ANY LENDER OR ANY AFFILIATE OF ANY AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE STATE OF NEW YORK.

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4.4.    This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment
4.5    The Borrower agrees to pay to the Administrative Agent’s counsel the reasonable fees and disbursements incurred by such counsel in connection with this Amendment and the Fee Letter not later than five (5) Business Days following receipt of the related invoice.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ROCK-TENN CONVERTING COMPANY,
As Servicer

By:	/s/ Ward H. Dickson
Name:    Ward H. Dickson
Title:    EVP & CFO

ROCK-TENN FINANCIAL, INC.,
As Borrower

By:	/s/ Chad T. Payne
Name:     Chad T. Payne
Title:     Treasurer

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as Administrative Agent, as Funding Agent and as a Co-Agent

By:    /s/    Stephen G. Adams
Name:    Stephen G. Adams
Title:    Managing Director

By:    /s/    Martin Snyder
Name:    Martin Snyder
Title:            VP

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, as a Committed Lender

By:    /s/    Evan Guell
Name:    Evan Guell
Title:

By:    /s/    M. M. Roddenhof
Name:    M. M. Roddenhof
Title:

TD BANK, N.A.,
as a Co-Agent and as a Committed Lender

By:     /s/    Marla Willner
Name:         Marla Willner
Title:             Senior Vice President

ROYAL BANK OF CANADA, as a Co-Agent and as a Committed Lender

By :     /s/    Veronica L. Gallagher
Name :    Veronica L. Gallagher
Title:    Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Co-Agent

By:     /s/    Richard Gregory Hurst
Name:    Richard Gregory Hurst
Title:    Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Lender

By:     /s/    R. Murmick
Name:     R. Murmick
Title:    Director

SMBC NIKKO SECURITIES AMERICA, INC., as a Co-Agent

By:     /s/    Yukimi Komno
Name:    Yukimi Komno
Title:    Executive Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Lender

By:     /s/    James D. Weinstein
Name:    James D. Weinstein
Title:    Managing Director

FIFTH THIRD BANK, as a Co-Agent and as a Committed Lender

By:     /s/    Kevin Gusweiler
Name:    Kevin Gusweiler
Title:    Officer

SUNTRUST BANK, as a Co-Agent and as a Committed Lender

By:     /s/    David Hufnagel
Name:    David Hufnagel
Title:    Vice President

PNC BANK, N.A.,
as a Co-Agent and as a Committed Lender

By:     /s/    Mark Falcione
Name:    Mark Falcione
Title:    Executive Vice President

THE BANK OF NOVA SCOTIA,
as a Co-Agent and as a Committed Lender

By:     /s/    Paula Czach
Name:    Paula Czach
Title:    Managing Director & Execution Head

Acknowledged and Agreed:

ROCK-TENN COMPANY,
as Performance Guarantor

By:	/s/ John Stakel
Name:         John Stakel
Title:        SVP and Treasurer